Exhibit 99.1

ServisFirst Bancshares, Inc. NASDAQ: SFBS November 2019

Forward - Looking Statements This presentation contains forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 . In addition, ServisFirst Bancshares, Inc . may file or furnish documents with the Securities and Exchange Commission which contain forward - looking statements and management may make forward - looking statements orally to analysts, investors, representatives of the media and others . These statements are based on the current beliefs and expectations of ServisFirst Bancshares, Inc . ’s management and are subject to significant risks and uncertainties . Actual results may differ from those set forth in the forward - looking statements . Factors that could cause ServisFirst Bancshares, Inc . ’s actual results to differ materially from those described in the forward - looking statements can be found in ServisFirst Bancshares, Inc . ’s Annual Report on Form 10 - K for the year ended December 31 , 2018 , and Quarterly Reports on Form 10 - Q for the quarters ended September 30 , 2019 , June 30 , 2019 , and March 31 , 2019 , which have been filed with the Securities and Exchange Commission and which are available on ServisFirst Bancshares, Inc . ’s website ( www . servisfirstbank . com ) and on the Securities and Exchange Commission’s website ( www . sec . gov ) . ServisFirst Bancshares, Inc . does not undertake to update the forward - looking statements to reflect the impact of circumstances or events that may arise after the date of the forward - looking statements . ▪ Non - GAAP Financial Measures This presentation includes non - GAAP financial measures . Information about any such non - GAAP financial measures, including a reconciliation of those measures to GAAP, can be found in the presentation . 2

ServisFirst at a Glance Overview ▪ Founded in 2005 in Birmingham, AL ▪ Single bank BHC High - Performing Metropolitan Commercial Bank ▪ Total Assets (1) : $9.0 billion ▪ Stockholders’ Equity (1) : $811 million High Growth Coupled with Pristine Credit Metrics (3) ▪ Gross Loans CAGR: 18% ▪ Total Deposits CAGR: 18% ▪ Net Income for Common CAGR: 27% ▪ Diluted EPS CAGR: 22% 3 ▪ ROAA (2) : 1.70% ▪ Efficiency Ratio (2) : 33.44% 1) As of September 30, 2019 2) For nine months ended September 30, 2019 3) 5 - year compounded annual growth rate calculated from December 31, 2013 to December 31, 2018 ▪ NPAs / assets (1) : 0.52% ▪ NPLs / loans (1) : 0.58%

Our Business Strategy ▪ Simple business model – Loans and deposits are primary drivers, not ancillary services ▪ Limited branch footprint – Technology provides efficiency ▪ Big bank products and bankers – With the style of service and delivery of a community bank ▪ Core deposit focus coupled with C&I lending emphasis ▪ Scalable, decentralized business model – Regional CEOs drive revenue ▪ Opportunistic expansion, attractive geographies – Teams of the best bankers in each metropolitan market ▪ Disciplined growth company that sets high standards for performance 4

Opportunistic Expansion ▪ Identify great bankers in attractive markets – Focus on people as opposed to places – Target minimum of $300 million in assets within 3 years – Best bankers in growing markets ▪ Market strategies – Regional CEOs execute simple business model – Back office support and risk management infrastructure – Non - legal board of directors comprised of key business people – Provide professional banking services to mid - market commercial customers that have been neglected or pushed down to branch personnel by national and other larger regional banks ▪ Opportunistic future expansion – Southern markets, metropolitan focus – Draw on expertise of industry contacts 5

Milestones 6 ▪ Founded in May 2005 with initial capital raise of $35 million ▪ Reached profitability during the fourth quarter of 2005 and have been profitable each quarter since ▪ Achieved total asset milestones of $1 billion in 2008, $2 billion in 2011, $3 billion in 2013, $4 billion in 2014, $5 billion in 2015, $6 billion in 2016, $7 billion in 2017, $8 billion in 2018, and $9 billion in 2019 2014 May ’05: Founded in Birmingham, AL June ’07: Montgomery, AL March ’11: Correspondent Banking April ’13: Mobile, AL May ’14: NASDAQ listed August ’06: Huntsville, AL September ’08: Dothan, AL April ’11: Pensacola, FL April ’13: Nashville, TN February ‘15: Metro Bank Acquisition January ’15: Charleston, SC 2015 2012 2013 2011 2010 2009 2008 2007 2006 2005 January ’16: Tampa Bay, FL 2017 2016 2018 2019 August ‘19: Southwest Florida LPO September ‘18: Fort Walton, FL LPO January ‘17: Fairhope, AL

Our Footprint 7 ServisFirst Branches (20) ServisFirst LPOs (2)

Our Regions 8 1) Represents metropolitan statistical areas (MSAs) 2) As of November 2019 3) As reported by the FDIC as of 6/30/2019 4) Loan production office Total Branches (2) Total MSA Deposits (3) ($ in billions) Market Share (3) (%) 3 41.4 7.3 2 8.2 10.8 2 8.5 8.8 3 7.3 4.6 2 3.4 16.2 1 87.1 0.3 North Port-Sarasota-Bradenton (4) 1 22.0 0.0 2 7.4 5.3 Crestview-Fort Walton Beach-Destin (4) 1 5.7 0.0 1 64.1 0.7 Atlanta-Sandy Springs-Roswell 3 177.2 0.3 Charleston-North Charleston 1 14.7 1.4 Region (1) Alabama Georgia South Carolina Birmingham-Hoover Huntsville Pensacola-Ferry Pass-Brent Tennessee Nashville-Davidson-Murfreesboro-Franklin Montgomery Dothan Mobile Florida Tampa-St. Petersburg-Clearwater

Our Business Model ▪ “Loan making and deposit taking” – Traditional commercial banking services – No emphasis on non - traditional business lines ▪ Culture of cost control – “Branch light,” with $386 million average deposits per banking center – Leverage technology and centralized infrastructure – Headcount focused on production and risk management – Key products; including remote deposit capture, cash management, remote currency manager – Outsource selected functions ▪ C&I lending expertise – 38% of gross loans – Target customers: privately held businesses $2 to $250 million in annual sales, professionals, affluent consumers 9

Scalable, Decentralized Structure ▪ Local decision - making – Emphasize local decision - making to drive customer revenue – Centralized, uniform risk management and support – Conservative local lending authorities, covers most lending decisions ▪ Geographic organizational structure (as opposed to line of business structure) ▪ Regional CEOs empowered and held accountable – Utilize stock based compensation to align goals ▪ Top - down sales culture – Senior management actively involved in customer acquisition 10

Risk Management ▪ Manage risk centrally while delivering products and services by each Regional Bank ▪ Centralized/Consistent: operations, compliance, risk, accounting, audit, information technology, and credit administration ▪ Investing resources in Risk Management Group – Hired CRO in 2017; formal written enterprise risk management program is priority – Invested in new technologies (BSA, information security, credit administration) – Enhanced staff and resources for risk, compliance, BSA, and credit administration – Increased scope of internal audits and independent loan reviews ▪ Management committees identify, monitor, and mitigate risks across enterprise ▪ Healthy regulatory relations ▪ Independent loan portfolio stress testing performed regularly ▪ Sophisticated asset/liability modeling and management reporting ▪ Correspondent Banking Division provides additional stable funding source 11

Risk Management Credit Process ▪ Lending focuses on middle market clients with Regional CEO and credit officers approving secured loan relationship up to $5MM; relationships greater than $5MM are approved by the CCO and/or members of executive management ▪ Centralized monitoring of ABL relationships greater than $2MM and centralized monitoring of commercial construction projects greater than $3MM ▪ Independent loan review examines 30% of the committed balances annually to affirm risk rating accuracy and proper documentation ▪ The top three industry exposures are: Real Estate (23%), Healthcare & Social Assistance (12%) and Service Industry (11%). – The top three C&I portfolio industries are: Manufacturing (12%), Wholesale Trade (11%) and Health Care & Social Assistance (10%) – C&I loans account for 38% of the total loan portfolio 12

Risk Management Credit Process ▪ The Bank does not lead any Share National Credits (SNCs); the Bank does participate in 10 relationships that are classified as SNCs with current balances of $67MM ▪ The Bank does not have any leveraged loans ▪ As of 9/30/19, CRE as a percent of capital was 217% and AD&C as a percent of capital was 59% ▪ Approximately 90% of the Bank’s CRE loans are located in Bank’s five state footprint ▪ Variable rate loans account for 46% of the portfolio – 46% of variable rate loans have a floor and the average floor rate is 5.0% ▪ The average loan duration is approximately three and a half years for entire portfolio ▪ The Bank’s average net credit loss from 2008 through 2010 was 52 basis points compared to a peer (1) average of 121 basis points 13 1) Peer Group 4 as defined by The Uniform Bank Performance Report (UBPR)

Correspondent Banking Footprint 14

Our Management Team Thomas A. Broughton, III President and Chief Executive Officer ▪ Previously President and CEO of First Commercial Bank (acquired by Synovus Financial, 1992); subsequently, regional CEO for Synovus ▪ American Banker’s 2009 Community Banker of the Year ▪ 64 years old 15 William M. Foshee EVP and Chief Financial Officer ▪ Previously Chief Financial Officer of Heritage Financial Holding Corporation ▪ Certified public accountant ▪ 65 years old Clarence C. Pouncey , III EVP and Chief Operating Officer ▪ Previously with Wachovia; oversaw production functions in Alabama, Arizona, Tennessee and Texas ▪ Previously SVP of SouthTrust Bank ▪ 62 years old Henry F. Abbott SVP and Chief Credit Officer ▪ Previously Senior Vice President and Chief Credit Officer of the Correspondent Banking Division, ServisFirst Bank ▪ 39 years old Rodney E. Rushing EVP, Correspondent Banking Executive ▪ Previously Executive Vice President of Correspondent Banking, BBVA - Compass ▪ 62 years old ▪ Insiders own approximately 13% of outstanding shares

Our Regions

Servis1st Bank
OUR NAME IS OUR MISSION.

Andrew N. Kattos

EVP and Regional CEO Huntsville

- Previously EVP/Senior Lender for First Commercial Bank
- 50 years old

G. Carlton Barker

EVP and Regional CEO Montgomery

- Previously Group President for Regions Bank Southeast Alabama Bank Group
- 71 years old

B. Harrison Morris

EVP and Regional CEO Dothan

- Previously Market President of Wachovia's operation in Dothan
- 43 years old

Rex D. McKinney

EVP and Regional CEO Pensacola

- Previously EVP/Senior Commercial Lender for First American Bank/Coastal Bank and Trust (Synovus)
- 57 years old

W. Bibb Lamar

EVP and Regional CEO Mobile

- Previously CEO of BankTrust for over 20 years
- 75 years old

Bradford A. Vieira

EVP and Regional CEO Nashville

- Previously SVP and Commercial Banking Manager at ServisFirst Bank
- 44 years old

Thomas G. Trouche

EVP and Regional CEO Charleston

- Previously Executive Vice President Coastal Division for First Citizens Bank
- 55 years old

J. Harold Clemmer

EVP and Regional CEO Atlanta

- Previously President of Fifth Third Bank Tennessee and Fifth Third Bank Georgia
- 51 years old

Gregory W. Bryant

EVP and Regional CEO West Florida

- Previously President and CEO of Bay Cities Bank in Tampa Bay
- 56 years old

16

Financial Results

Balance Sheet Growth 18 5 - year (1) CAGR = 18% 5 - year (1) CAGR = 18% Gross Loans ($mm) Total Deposits ($mm) ▪ 5 - year (1) CAGR of gross loans and total deposits = 18% ▪ 5 - year (1) CAGR of non - interest bearing deposits = 19% ▪ 5 - year (1) CAGR of C&I loans = 14% $2,859 $3,360 $4,216 $4,912 $5,851 $6,533 $7,022 2013 2014 2015 2016 2017 2018 9/30/2019 1) 5 – year CAGR = 12/31/2013 – 12/31/2018 $3,020 $3,398 $4,224 $5,420 $6,092 $6,916 $7,724 2013 2014 2015 2016 2017 2018 9/30/2019

▪ Rare combination of balance sheet growth and earnings power ▪ EPS growth includes impact of $55.1 million of common stock issued in five private placements as we entered new markets and $56.9 from the initial public offering Income Growth 19 5 - year (1) CAGR = 27% 5 - year (1) CAGR = 22% Net Income Available to Common Stockholders ($mm) Diluted Earnings Per Common Share $41.2 $51.9 $63.3 $81.4 $93.0 $136.9 $108.2 2013 2014 2015 2016 2017 2018 9/30/2019 0.95 1.05 1.20 1.52 1.72 2.53 2.00 2013 2014 2015 2016 2017 2018 9/30/2019 1) 5 – year CAGR = 12/31/2013 – 12/31/2018

▪ Primary focus on building core deposits, highlighted by non - interest bearing accounts and non - reliance on CDs ▪ C&I lending expertise within a well balanced loan portfolio Balance Sheet Makeup 20 Deposit Mix (1) 1.66% Cost of Interest Bearing Deposits (2) Loan Portfolio (1) 5.17% Yield on Loans (2) 1) As of September 30, 2019 2) Average for the three months ended September 30, 2019 Non - interest bearing 22% CDs 9% NOW, Money market, and savings 69% Commercial & industrial 38% Consumer 1% Real estate - construction 8% Consumer mortgage 9% CRE non - owner occupied 22% CRE owner occupied 22%

Loan Growth by Region

Servis 1st Bank
OUR NAME IS OUR MISSION.

Dollars in Thousands Region	12/31/2018	9/30/2019	YTD Growth	YTD Annualized Growth Rate
Birmingham, AL	$ 2,772,603	$ 2,940,592	$ 167,989	8%
Atlanta, GA	$ 325,615	$ 417,498	$ 91,883	38%
Nashville, TN	$ 617,811	$ 684,663	$ 66,852	14%
West Florida	$ 191,824	$ 247,937	$ 56,113	39%
Montgomery, AL	$ 357,974	$ 394,748	$ 36,774	14%
Pensacola, FL	$ 389,707	$ 423,655	$ 33,948	12%
Dothan, AL	$ 623,974	$ 646,771	$ 22,797	5%
Mobile, AL	$ 435,318	$ 451,347	$ 16,029	5%
Huntsville, AL	$ 577,670	$ 579,770	$ 2,100	0%
Charleston, SC	$ 241,003	$ 235,088	$ (5,915)	-3%
Total Loans	$ 6,533,499	$ 7,022,069	$ 488,570	10%

21

Loan Growth by Type 22 Dollars in Thousands Loan Type 12/31/2018 9/30/2019 2,513,225$ 2,653,934$ 140,709$ 29% 533,192$ 550,871$ 17,679$ 4% Owner-Occupied Commercial 1,463,887$ 1,526,911$ 63,024$ 13% 1-4 Family Mortgage 621,634$ 632,346$ 10,712$ 2% Other Mortgage 1,337,068$ 1,592,072$ 255,004$ 52% Subtotal: Real Estate - Mortgage 3,422,589$ 3,751,329$ 328,740$ 67% 64,493$ 65,935$ 1,442$ 0% Total Loans 6,533,499$ 7,022,069$ 488,570$ YTD Growth by Loan Type % of YTD Growth Real Estate - Mortgage: Commercial, Financial and Agricultural Real Estate - Construction Consumer

Credit Trends

Servis1st Bank
OUR NAME IS OUR MISSION.

Commercial Real Estate Trends

(In Thousands)	2013	2014	2015	2016	2017	2018	9/30/2019
	Year Ended December 31,						
1-4 Family Construction Speculative	$ 16,403	$ 13,608	$ 25,794	$ 27,835	$ 31,230	$ 34,594	$ 48,073
1-4 Family Construction Sold	$ 21,414	$ 28,124	$ 29,086	$ 45,051	$ 47,441	$ 46,467	$ 54,384
Resi Acquisition & Development	$ 20,474	$ 20,009	$ 18,693	$ 17,681	$ 40,956	$ 24,542	$ 28,020
Multifamily Permanent	$ 38,601	$ 54,725	$ 71,217	$ 92,052	$ 127,502	$ 160,981	$ 266,017
Residential Lot Loans	$ 20,418	$ 25,630	$ 27,844	$ 23,138	$ 20,059	$ 26,222	$ 24,761
Commercial Lots	$ 9,479	$ 16,007	$ 17,986	$ 25,618	$ 31,601	$ 43,610	$ 47,231
Raw Land	$ 24,686	$ 30,124	$ 60,360	$ 37,228	$ 44,145	$ 50,111	$ 48,414
Commercial Construction	$ 50,389	$ 76,904	$ 72,807	$ 158,537	$ 365,442	$ 307,645	$ 300,916
Other CRE Income Property	$ 273,806	$ 341,262	$ 517,416	$ 640,793	$ 748,630	$ 1,045,233	$ 1,206,036
Total CRE (Excluding O/O CRE)	**$ 475,671**	**$ 606,394**	**$ 841,203**	**$ 1,067,930**	**$ 1,457,006**	**$ 1,739,405**	**$ 2,023,854**
Total Risk-Based Capital (Bank Level)	**$ 343,904**	**$ 458,073**	**$ 530,688**	**$ 616,415**	**$ 718,151**	**$ 838,216**	**$ 931,002**
CRE as % of Total Capital	**138%**	**132%**	**159%**	**173%**	**203%**	**208%**	**217%**
Total Gross Loans	**$ 2,858,868**	**$ 3,359,858**	**$ 4,216,375**	**$ 4,911,770**	**$ 5,851,261**	**$ 6,533,499**	**$ 7,022,069**
CRE as % of Total Portfolio	**17%**	**18%**	**20%**	**22%**	**25%**	**27%**	**29%**
CRE Owner Occupied	**$ 710,372**	**$ 793,917**	**$ 1,014,669**	**$ 1,171,719**	**$ 1,328,666**	**$ 1,463,887**	**$ 1,527,656**
CRE OO as % of Total Portfolio	**25%**	**24%**	**24%**	**24%**	**23%**	**22%**	**22%**
CRE OO as % of Total Capital	**207%**	**173%**	**191%**	**190%**	**185%**	**175%**	**164%**
	Acquisition, Development, & Construction Trends						
AD&C	**$ 151,868**	**$ 208,769**	**$ 243,267**	**$ 335,085**	**$ 580,874**	**$ 533,191**	**$ 551,801**
AD&C as % of Total Capital	**44%**	**46%**	**46%**	**54%**	**81%**	**64%**	**59%**
AD&C as % of Total Portfolio	**5%**	**6%**	**6%**	**7%**	**10%**	**8%**	**8%**

23

▪ Strong loan growth while maintaining asset quality discipline Credit Quality 24 Allowance for Loan Losses / Total Loans Net Charge Offs / Total Average Loans Non - Performing Assets / Total Assets Non - Performing Loans / Total Loans 0.64% 0.41% 0.26% 0.34% 0.26% 0.41% 0.52% 2013 2014 2015 2016 2017 2018 9/30/2019 0.34% 0.30% 0.18% 0.34% 0.19% 0.43% 0.58% 2013 2014 2015 2016 2017 2018 9/30/2019 0.33% 0.17% 0.13% 0.11% 0.29% 0.20% 0.31% 2013 2014 2015 2016 2017 2018 9/30/2019 1.07% 1.06% 1.03% 1.06% 1.02% 1.05% 1.10% 2013 2014 2015 2016 2017 2018 9/30/2019

▪ Consistent earnings results and strong momentum Profitability Metrics 25 Core Return on Average Assets (1) Core Return on Average Equity (1) Core Return on Average Common Equity (1) Net Interest Margin 1) For a reconciliation of these non - GAAP measures to the most comparable GAAP measure, see "GAAP Reconciliation and Management Exp lanation of Non - GAAP Financial Measures" included on page 38 of this presentation. 1.31% 1.44% 1.42% 1.42% 1.48% 1.88% 1.68% 2013 2014 2015 2016 2017 2018 9/30/2019 15.69% 16.74% 15.73% 16.63% 16.95% 20.95% 18.71% 2013 2014 2015 2016 2017 2018 9/30/2019 3.80% 3.68% 3.75% 3.42% 3.68% 3.75% 3.45% 2013 2014 2015 2016 2017 2018 9/30/2019 15.70% 14.88% 14.96% 16.64% 16.96% 20.96% 18.72% 2013 2014 2015 2016 2017 2018 9/30/2019

▪ Our operating structure and business strategy enable efficient, profitable growth Efficiency 26 Core Efficiency Ratio (1) and Core Non - interest Expense / Average Assets (1) (1) (1) 45.54% 41.54% 38.69% 38.75% 40.60% 39.47 34.71% 32.57% 34.17% 1.79% 1.64% 1.51% 1.47% 1.55% 1.41 1.32% 1.26% 1.23% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 2011 2012 2013 2014 2015 2016 2017 2018 2019 0.00% 10.00% 20.00% 30.00% 40.00% 50.00% 60.00% 70.00% Core Efficiency Ratio Core Non-interest Expense / Average Assets 1) For a reconciliation of these non - GAAP measures to the most comparable GAAP measure, see "GAAP Reconciliation and Management Explanation of Non - GAAP Financial Measures" included on page 38 of this presentation .

Interest Rate Risk Profile 27 Change in Net Interest Income Scenario Based on parallel shift in yield curve and a static balance sheet Variable - Rate Loans 46% of loans are variable rate Deposit Mix 22% of deposits are held in non - interest bearing demand deposit accounts - 2.3% 1.7% 3.0% - 7.0% 6.0% 10.4% -9.0% -4.0% 1.0% 6.0% 11.0% Down 100 bps Up 100 bps Up 200 bps Year 1 Year 2

SFBS Adjusted Funding Cost Comparative Analysis

Description of Analysis

ServisFirst Bank
OUR NAME IS OUR MISSION.

- **The following analysis was conducted in an effort to assess the value assigned by the market to ServisFirst's branch delivery system relative to its reported cost of deposits**
- **Fundamental to the analysis is the approximation of an adjusted cost of deposits, which are inclusive of estimated expenses or "overhead" attributable to the branch delivery system, the calculation of which is predicated on the following assumptions:**
  - Reported cost of interest bearing deposits and reported cost of total deposits for the Most Recent Quarter (MRQ) and Most Recent Year (MRY) serve as the basis for the funding costs
  - Reported deposit costs are adjusted to include 41.4% of reported compensation and benefits expense, and 78.2% of reported occupancy & equipment expense for the same MRQ and MRY time periods [1]
- **In order to gauge the resulting adjusted cost of deposits relative to market valuation, the same analysis was performed across three comparable groups for purposes of comparing / contrasting ServisFirst's position relative to peers[2]:**
  - **Southeast Peer Group:** Selected Major Exchange Southeast Banks with Total Assets $5 Billion - $15 Billion
  - **High Performing Peer Group:** Selected Major Exchange Nationwide Banks with Total Assets $5 Billion - $30 Billion, TCE / TA > 8.0%, and MRQ Core ROAA > 1.65%
  - **High Priced Peer Group:** Selected Major Exchange Nationwide Banks with Total Assets $5 Billion - $30 Billion and P / TBV > 220%

1) Percentages derived from SFBS management's internal analysis, inclusive of management estimates of salary and benefits expense for deposit gathering officers, support staff, monthly core system costs, and additional support center overhead
2) Selected Peer Groups can be found on page 39

28

SFBS Adjusted Funding Cost Comparative Analysis

OUR NAME IS OUR MISSION.

Assumptions:	
Timing Basis	9/30/2019
% Comp & Benefits Allocated	41.4%
% Occupancy & Equipment Allocated	78.2%

					Market Information			Reported Cost				Adjusted Cost				Impact of Adjustment			
					Price /			Cost of Int. Bearing Deposits (%)		Cost of Total Deposits (%)		Adjust. Cost of Int. Bearing Deposits (%)		Adjust. Cost of Total Deposits (%)		Basis Points Increase Cost of Int. Bearing		Basis Points Increase Cost of Total Deposits	
Ticker	Company	City, State	Branch Count (#)	Ave. Dep. / Branch ($M)	TBV (%)	2019E EPS (x)	2020E EPS (x)	MRQ	MRY	MRQ	MRY	MRQ	MRY	MRQ	MRY	MRQ	MRY	MRQ	MRY
SFBS	ServisFirst Bancshares Inc.	Birmingham, AL	20	$386,208	237	13.2x	13.1x	1.66%	1.16%	1.31%	0.89%	2.21%	1.75%	1.72%	1.33%	55	59	41	44
Southeast Peer Group (1)																			
		High	205	$219,489	216	17.0x	15.5x	1.48%	1.03%	1.22%	0.89%	4.14%	3.82%	2.82%	2.59%	266	282	180	191
		Low	27	$43,106	106	11.2x	11.2x	0.71%	0.45%	0.51%	0.32%	2.36%	2.01%	1.64%	1.40%	107	106	82	81
		Mean	118	$95,951	185	14.0x	13.6x	1.13%	0.76%	0.84%	0.57%	2.91%	2.47%	2.11%	1.82%	172	171	125	125
		Median	123	$66,732	188	14.2x	13.4x	1.08%	0.70%	0.79%	0.53%	2.74%	2.26%	1.98%	1.66%	168	154	120	114
High Performing Peer Group (2)																			
		High	244	$590,547	464	29.6x	27.9x	1.70%	1.26%	1.46%	1.07%	8.96%	8.16%	6.22%	5.63%	771	733	536	506
		Low	36	$39,349	112	8.6x	9.7x	0.36%	0.17%	0.21%	0.13%	2.01%	1.91%	0.95%	0.90%	84	77	62	65
		Mean	109	$131,500	224	14.4x	13.5x	1.15%	0.81%	0.86%	0.57%	2.94%	2.60%	2.03%	1.80%	176	180	119	123
		Median	87	$78,647	206	13.3x	11.7x	1.27%	0.88%	0.87%	0.61%	2.43%	2.16%	1.83%	1.62%	127	149	92	98
High Priced Peer Group (3)																			
		High	264	$290,642	464	29.6x	27.9x	1.49%	1.00%	0.78%	0.67%	3.18%	2.89%	1.94%	1.76%	190	191	128	138
		Low	58	$39,349	220	13.5x	13.3x	0.07%	0.07%	0.04%	0.04%	1.57%	1.47%	0.83%	0.81%	99	93	64	61
		Mean	125	$108,057	271	17.9x	17.3x	0.72%	0.47%	0.45%	0.31%	2.25%	2.00%	1.47%	1.30%	153	153	96	99
		Median	107	$78,849	243	16.6x	16.4x	0.67%	0.43%	0.47%	0.29%	2.19%	1.96%	1.47%	1.34%	152	152	99	102

1) Selected Major Exchange Southeast Banks with Total Assets $5 Billion - $15 Billion
2) Selected Major Exchange Nationwide Banks with Total Assets $5 Billion - $30 Billion, TCE / TA > 8.0%, and MRQ Core ROAA > 1.65%
3) Selected Major Exchange Nationwide Banks with Total Assets $5 Billion - $30 Billion and P / TBV > 220%

Note: Financial data as of September 30, 2019
Note: Market information as of October 29, 2019
Source: S&P Global Market Intelligence

29

Appendix

Our Regions: Centers for Continued Growth Birmingham, Alabama ▪ Key Industries: Metals manufacturing, finance, insurance, healthcare services and distribution ▪ Key Employers: Protective Life, Encompass Health, Vulcan Materials Company, AT&T, American Cast Iron Pipe Company, Southern Company, and University of Alabama at Birmingham Huntsville, Alabama ▪ Key Industries: U.S. government, aerospace/defense, commercial and university research ▪ Key Employers: U.S. Army/Redstone Arsenal, Boeing Company, NASA/Marshall Space Flight Center, Intergraph Corporation, ADTRAN, Northrop Grumman, Cinram, SAIC, DirecTV, Lockheed Martin, and Toyota Motor Manufacturing Montgomery, Alabama ▪ Key Industries : U.S. and state government, U.S. Air Force , automotive manufacturing ▪ Key Employers: Maxwell Gunter Air Force Base, State of Alabama, Baptist Health Systems, Hyundai Motor Manufacturing, and MOBIS Alabama 31

Our Regions: Centers for Continued Growth (cont.)

Servis 1st Bank
OUR NAME IS OUR MISSION.

Dothan, Alabama

- *Key Industries:* Agriculture, manufacturing, and healthcare services
- *Key Employers:* Southeast Alabama Medical Center, Wayne Farms, Southern Nuclear, Michelin Tire, Pemco World Air Services, Globe Motors, and AAA Cooper Transportation

Pensacola, Florida

- *Key Industries:* Military, health services, medical technology industries, and tourism
- *Key Employers:* Eglin Air Force Base, Hurlburt Field, Pensacola Whiting Field, Pensacola Naval Air Station and Corry Station, Sacred Heart Health System, West Florida Regional Hospital, Gulf Power Company, University of West Florida, Solutia, and GE Wind Energy

Mobile, Alabama

- *Key Industries:* Aircraft assembly, aerospace, steel, ship building, maritime, construction, medicine, and manufacturing
- *Key Employers:* Port of Mobile, Infirmary Health Systems, Austal USA, Brookley Aeroplex, ThyssenKrupp, Infirmary Health Systems, University of South Alabama, ST Aerospace Mobile, and EADS

32

Our Regions: Centers for Continued Growth (cont.) Nashville, Tennessee ▪ Key Industries: Healthcare, manufacturing, transportation, and technology ▪ Key Employers: HCA Holdings, Nissan North America, Dollar General Corporation, Asurion , and Community Health Systems Charleston, South Carolina ▪ Key Industries: Maritime, information technology, higher education, military, manufacturing, and tourism ▪ Key Employers: Joint Base Charleston, Medical University of South Carolina, Roper St. Francis Healthcare, Boeing Company, Robert Bosch LLC, Blackbaud , and SAIC Atlanta, Georgia ▪ Key Industries: Logistics, media, information technology, and entertainment ▪ Key Employers: Coca - Cola Company, Home Depot, Delta Air Lines, AT&T Mobility, UPS, Newell - Rubbermaid, Cable News Network, and Cox Enterprises West Florida ▪ Key Industries: Defense, financial services, information technology, healthcare, transportation, manufacturing, and tourism ▪ Key Employers: Baycare Health System, University of South Florida, Tech Data, Raymond James Financial, Jabil Circuit, HSN, WellCare Health Plans, Sarasota Memorial Health Care System, Beall’s Inc., and Teco Energy 33

Our Financial Performance:
Key Operating and Performance Metrics

Servis1st Bank®

OUR NAME IS OUR MISSION.

Dollars in Millions Except per Share Amounts	2011	2012	2013	2014	2015	2016	2017	2018	9/30/2019
Balance Sheet									
Total Assets	$2,461	$2,906	$3,521	$4,099	$5,096	$6,370	$7,082	$8,007	$9,005
Net Loans	$1,809	$2,337	$2,828	$3,324	$4,173	$4,860	$5,792	$6,465	$6,945
Deposits	$2,144	$2,512	$3,020	$3,398	$4,224	$5,420	$6,092	$6,916	$7,724
Loans / Deposits	85%	94%	95%	99%	99%	90%	95%	93%	90%
Total Equity	$196	$233	$297	$407	$449	$523	$608	$715	$811
Profitability									
Net Income	$23.4	$34.4	$41.6	$52.3	$63.5	$81.5	$93.1	$136.9	$108.2
Net Income Available to Common	$23.2	$34.0	$41.2	$51.9	$63.3	$81.4	$93.0	$136.9	$108.2
Core Net Income Available to Common (1)	$23.2	$34.0	$41.2	$53.6	$65.0	$81.4	$96.3	$136.9	$106.9
Core ROAA (1)	1.12%	1.31%	1.32%	1.44%	1.42%	1.42%	1.48%	1.88%	1.68%
Core ROAE (1)	14.86%	15.99%	15.70%	15.00%	14.96%	16.64%	16.96%	20.96%	18.72%
Core ROACE (1)	17.01%	19.41%	18.30%	16.74%	15.73%	16.63%	16.95%	20.95%	18.71%
Net Interest Margin	3.79%	3.80%	3.80%	3.68%	3.75%	3.42%	3.68%	3.75%	3.45%
Core Efficiency Ratio (1)	45.54%	41.54%	38.78%	38.86%	40.73%	39.47%	34.71%	32.57%	34.17%
Capital Adequacy									
Tangible Common Equity to Tangible Assets (2)	6.35%	6.65%	7.31%	8.96%	8.54%	7.99%	8.39%	8.77%	8.86%
Common Equity Tier 1 RBC Ratio	NA	NA	NA	NA	9.72%	9.78%	9.51%	10.12%	10.39%
Tier I Leverage Ratio	9.17%	8.43%	8.48%	9.91%	8.55%	8.22%	8.51%	9.07%	8.88%
Tier I RBC Ratio	11.39%	9.89%	10.00%	11.75%	9.73%	9.78%	9.52%	10.13%	10.39%
Total RBC Ratio	12.79%	11.78%	11.73%	13.38%	11.95%	11.84%	11.52%	12.05%	12.27%
Asset Quality									
NPAs / Assets	1.06%	0.69%	0.64%	0.41%	0.26%	0.34%	0.25%	0.41%	0.52%
NCOs / Average Loans	0.32%	0.24%	0.33%	0.17%	0.13%	0.11%	0.29%	0.20%	0.31%
Loan Loss Reserve / Gross Loans	1.20%	1.11%	1.07%	1.06%	1.03%	1.06%	1.02%	1.05%	1.10%
Per Share Information									
Common Shares Outstanding	35,593,092	37,612,872	44,100,072	49,603,036	51,945,396	52,636,896	52,992,586	53,375,195	53,579,013
Book Value per Share	$4.39	$5.14	$5.83	$7.41	$8.65	$9.93	$11.47	$13.40	$15.13
Tangible Book Value per Share (2)	$4.39	$5.14	$5.83	$7.41	$8.35	$9.65	$11.19	$13.13	$14.86
Diluted Earnings per Share	$0.59	$0.83	$0.95	$1.05	$1.20	$1.52	$1.72	$2.53	$2.00
Core Diluted Earnings per Share (1)	$0.59	$0.83	$0.95	$1.08	$1.23	$1.52	$1.78	$2.53	$1.98

1) For a reconciliation of these non-GAAP measures to the most comparable GAAP measure, see "GAAP Reconciliation and Management Explanation of Non-GAAP Financial Measures" included on page 38 of this presentation.
2) Non-GAAP financial measures "Tangible Common Equity to Tangible Assets" and "Tangible Book value per Share" are not measures of financial performance recognized by generally accepted accounting principles in the United States, or GAAP.

34

Our Financial Performance: Asset Quality

Servis1st Bank®
OUR NAME IS OUR MISSION.

Dollars in Thousands	2011	2012	2013	2014	2015	2016	2017	2018	9/30/2019
Nonaccrual Loans:									
1-4 Family	670	453	1,878	1,596	198	74	459	2,046	1,479
Owner-Occupied Commercial Real Estate	792	2,786	1,435	683	--	--	556	3,358	15,127
Other Real Estate Loans	693	240	243	959	1,619	--	--	5,022	1,507
Commercial, Financial & Agricultural	1,179	276	1,714	172	1,918	7,282	9,712	10,503	16,031
Construction	10,063	6,460	3,749	5,049	4,000	3,268	--	997	1,588
Consumer	375	135	602	666	31	--	38	--	--
Total Nonaccrual Loans	13,772	10,350	9,621	9,125	7,766	10,624	10,765	21,926	35,732
Total 90+ Days Past Due & Accruing	--	8	115	925	1	6,263	60	5,844	5,317
Total Nonperforming Loans	13,772	10,358	9,736	10,050	7,767	16,887	10,825	27,770	41,049
Other Real Estate Owned & Repossessions	12,305	9,721	12,861	6,840	5,392	4,988	6,701	5,169	5,337
Total Nonperforming Assets	26,077	20,079	22,597	16,890	13,159	21,875	17,526	32,939	46,386
Troubled Debt Restructurings (TDRs) (Accruing):									
1-4 Family	--	1,709	8,225	--	--	--	850	--	--
Owner-Occupied Commercial Real Estate	2,785	3,121	--	--	--	--	3,664	--	726
Other Real Estate Loans	331	302	285	1,663	253	204	--	--	--
Commercial, Financial & Agricultural	1,369	1,168	962	6,632	6,618	354	11,438	3,073	2,742
Construction	--	3,213	217	--	--	--	997	--	--
Consumer	--	--	--	--	--	--	--	--	--
Total TDRs (Accruing)	4,485	9,513	9,689	8,295	6,871	558	16,949	3,073	3,468
Total Nonperforming Assets & TDRs (Accruing)	30,562	29,592	32,286	25,185	20,030	22,433	34,475	36,012	49,854
Total Nonperforming Loans to Total Loans	0.75%	0.44%	0.34%	0.30%	0.18%	0.34%	0.19%	0.43%	0.58%
Total Nonperforming Assets to Total Assets	1.06%	0.69%	0.64%	0.41%	0.26%	0.34%	0.25%	0.41%	0.52%
Total Nonperforming Assets & TDRs (Accruing) to Total Assets	1.24%	1.02%	0.92%	0.61%	0.39%	0.35%	0.49%	0.45%	0.57%

35

Our Financial Performance:
Loan Loss Reserve and Charge-Offs

Servis1st Bank®
OUR NAME IS OUR MISSION.

Dollars in Thousands	2010	2011	2012	2013	2014	2015	2016	2017	2018	9/30/2019
Allowance for Loan Losses:										
Beginning of Year	$ 14,737	$ 18,077	$ 22,030	$ 26,258	$ 30,663	$ 35,629	$ 43,419	$ 51,893	$ 59,406	$ 68,600
Charge-Offs:										
Commercial, Financial and Agricultural	(1,667)	(1,096)	(1,106)	(1,932)	(2,311)	(3,802)	(3,791)	(13,910)	(11,428)	(10,273)
Real Estate - Construction	(3,488)	(2,594)	(3,088)	(4,829)	(1,267)	(667)	(815)	(56)	-	-
Real Estate - Mortgage:	(1,775)	(1,096)	(660)	(241)	(1,965)	(1,104)	(380)	(2,056)	(1,042)	(5,193)
Consumer	(278)	(867)	(901)	(210)	(228)	(171)	(212)	(310)	(283)	(453)
Total Charge-Offs	(7,208)	(5,653)	(5,755)	(9,012)	(5,771)	(5,744)	(5,198)	(16,332)	(12,753)	(15,919)
Recoveries:										
Commercial, Financial and Agricultural	97	361	125	66	48	279	49	337	349	255
Real Estate - Construction	53	180	58	296	322	238	76	168	112	2
Real Estate - Mortgage:	32	12	692	36	74	169	146	89	46	11
Consumer	16	81	8	11	34	1	3	26	38	83
Total Recoveries	198	634	883	409	478	687	274	620	545	351
Net Charge-Offs	(7,010)	(5,019)	(4,872)	(8,603)	(5,293)	(5,057)	(4,924)	(15,712)	(12,208)	(15,568)
Allocation from LGP	-	-	-	-	-	-	-	-	-	7,406
Provision for Loan Losses Charged to Expense	10,350	8,972	9,100	13,008	10,259	12,847	13,398	23,225	21,402	16,754
Allowance for Loan Losses at End of Period	$ 18,077	$ 22,030	$ 26,258	$ 30,663	$ 35,629	$ 43,419	$ 51,893	$ 59,406	$ 68,600	$ 77,192
As a Percent of Year to Date Average Loans:										
Net Charge-Offs	0.55%	0.32%	0.24%	0.33%	0.17%	0.13%	0.11%	0.29%	0.20%	0.31%
Provision for Loan Losses	0.81%	0.57%	0.45%	0.50%	0.34%	0.34%	0.30%	0.43%	0.35%	0.33%
Allowance for Loan Losses As a Percentage of: Loans	1.30%	1.20%	1.11%	1.07%	1.06%	1.03%	1.06%	1.02%	1.05%	1.10%

36

GAAP Reconciliation and Management Explanation of Non - GAAP Financial Measures 37 During the third quarter of 2019 we recorded a $1.7 million credit to our FDIC and other regulatory assessments expense as a res ult of the FDIC’s Small Bank Assessment Credit. We recorded $3.1 million of additional tax expense as a result of revaluing our net deferred tax assets at December 31, 2017 due to lower corporate income tax rates provided by the Tax Cuts and Jobs Act passed in to law in December 2017. We also recorded expenses of $347,000 related to terminating the lease agreement on our previous headquarters building in Birmingham, Alabama and expenses of moving into our new headquarters building in 2017. We recorded expenses of $2.1 million for the first quarter of 2015 related to the acquisition of Metro Bancshares, Inc. and the merger of Me tro Bank with and into the bank, and recorded an expense of $500,000 resulting from the initial funding of reserves for unfunded loan commitments for the first quarter of 2015, consistent with guidance provided in the Federal Reserve Bank’s Interagency Policy Statement SR 06 - 17. Core financial measures included in this presentation are “core net income available to common stockholders ,” “core earnings per share, basic,” “core earnings per share, diluted,” “core return on average assets,” “core return on averag e stockholders’ equity,” “core return on average common stockholders’ equity” and “core efficiency ratio.” Each of these seven co re financial measures excludes the impact of the non - routine expense attributable to the revaluing of our net deferred tax assets, lease termination, moving expenses, expenses related to the acquisition of Metro and the initial funding of reserves for unfunded l oan commitments. This presentation also contains certain non - GAAP financial measures, including Adjusted Cost of Interest - Bearing Deposits and Adjusted Cost of Total Deposits, each of which includes overhead expenses associated with managing deposit accou nts . We believe that presenting our cost of interest - bearing and total deposits including such overhead expenses relative to our peer s highlights our efficient delivery and operations of deposit products to our customers. We believe all of these non - GAAP financial measures provide useful information to management and investors that is supplementary to our financial condition, results of operations and cash flows computed in accordance with GAAP; however, we acknowledge that these non - GAAP financial measures have a number of limitations. As such, you should not view these disclosures as a substitute for results determined in accor dan ce with GAAP, and they are not necessarily comparable to non - GAAP financial measures that other companies, including those in our industry, use. The following reconciliation table provides a more detailed analysis of the non - GAAP financial measures for Sept ember 30, 2019 and the years ended December 31, 2018, 2017, 2016, 2015, and 2014. All amounts are in thousands, except share and p er share data.

GAAP Reconciliation

Servis 1st Bank

OUR NAME IS OUR MISSION.

Dollars in Thousands	As Of and For 9 Months Ended September 30, 2019	As Of and For the Year Ended December 31, 2018	As Of and For the Year Ended December 31, 2017	As Of and For the Year Ended December 31, 2016	As Of and For the Year Ended December 31, 2015	As Of and For the Year Ended December 31, 2014
Provision for income taxes - GAAP	$ 27,329		$ 44,258		$ 25,465	$ 21,601
Adjustment for non-routine expense/credit	-421		-132		829	865
Core provision for income taxes - non-GAAP	$ 26,908		$ 44,126		$ 26,294	$ 22,466
Return on average assets - GAAP	1.70 %		1.43 %		1.38 %	1.39 %
Net income - GAAP	$ 108,206		$ 93,092		$ 63,540	$ 52,377
Adjustment for non-routine expense/credit	-1,248		3,274		1,767	1,612
Core net income - non-GAAP	$ 106,958		$ 96,366		$ 65,307	$ 53,989
Average assets	$ 8,505,310		$ 6,495,067		$ 4,591,861	$ 3,757,932
Core return on average assets - non-GAAP	1.68 %		1.48 %		1.42 %	1.44 %
Return on average common stockholders' equity - GAAP	18.93 %		16.37 %		15.30 %	16.23 %
Net income available to common stockholders - GAAP	$ 108,175		$ 93,030		$ 63,260	$ 51,946
Adjustment for non-routine expense/credit	-1,248		3,274		1,767	1,612
Core net income available to common stockholders - non-GAAP	$ 106,927		$ 96,304		$ 65,027	$ 53,558
Average common stockholders' equity	$ 764,070		$ 568,228		$ 413,445	$ 320,005
Core return on average common stockholders' equity - non-GAAP	18.71 %		16.95 %		15.73 %	16.74 %
Diluted earnings per share - GAAP	$ 2.00		$ 1.72		$ 1.20	$ 1.05
Weighted average shares outstanding, diluted - GAAP	54,087,410		54,123,957		52,885,108	49,636,442
Core diluted earnings per share - non-GAAP	$ 1.98		$ 1.78		$ 1.23	$ 1.08
Cost of Interest Bearing Deposits, Most Recent Quarter - GAAP	1.66 %					
Cost of Total Deposits, Most Recent Quarter - GAAP	1.31 %					
Adjustment for Salary/Benefits & Occupancy/Equipment, Most Recent Quarter (1)	$ 7,803					
Adjusted Cost of Interest Bearing Deposits, Most Recent Quarter - non-GAAP	2.21 %					
Adjusted Cost of Total Deposits, Most Recent Quarter - non-GAAP	1.72 %					
Cost of Interest Bearing Deposits, Most Recent Year - GAAP	1.16 %					
Cost of Total Deposits, Most Recent Year - GAAP	0.89 %					
Adjustment for Salary/Benefits & Occupancy/Equipment, Most Recent Year (1)	$ 28,052					
Adjusted Cost of Interest Bearing Deposits, Most Recent Year - non-GAAP	1.75 %					
Adjusted Cost of Total Deposits, Most Recent Year - non-GAAP	1.33 %					
Book value per share - GAAP	$ 15.13	$ 13.40	$ 11.47	$ 9.93	$ 8.65	$ 7.41
Total common stockholders' equity - GAAP	810,537	715,203	607,604	522,889	449,147	367,255
Adjusted for goodwill and other identifiable intangible assets	14,246	14,449	14,787	14,996	15,330	-
Tangible common stockholders' equity - non-GAAP	$ 796,291	$ 700,754	$ 592,885	$ 507,893	$ 433,817	$ 367,255
Tangible book value per share - non-GAAP	$ 14.86	$ 13.13	$ 11.19	$ 9.65	$ 8.35	$ 7.41
Stockholders' equity to total assets - GAAP	9.00 %	8.93 %	8.58 %	8.21 %	8.81 %	8.96 %
Total assets - GAAP	$ 9,005,112	$ 8,007,382	$ 7,082,384	$ 6,370,448	$ 5,095,509	$ 4,098,679
Adjusted for goodwill and other identifiable intangible assets	14,246	14,449	14,719	14,996	15,330	-
Total tangible assets - non-GAAP	$ 8,990,866	$ 7,992,933	$ 7,067,665	$ 6,355,452	$ 5,080,179	$ 4,098,679
Tangible common equity to total tangible assets - non-GAAP	8.86 %	8.77 %	8.39 %	7.99 %	8.54 %	8.96 %

1) Adjustment includes 41.4% of reported compensation and benefits expense and 78.2% of reported occupancy and equipment expense. Percentages were derived from SFBS management's internal analysis, inclusive of management estimates of salary and benefits expense for deposit gathering officers, support staff, monthly core system costs, and additional support center overhead

38

Selected Peer Groups

Servis 1st Bank®
OUR NAME IS OUR MISSION.

High Performing Peer Group

Selected Major Exchange Nationwide Banks with Total Assets $5 Billion - $30 Billion TCE/TA > 8.0% and MRQ Core ROAA > 1.65%

Ticker	Company Name	City, State
ABCB	Ameris Bancorp	Atlanta, GA
BANF	BancFirst Corp.	Oklahoma City, OK
OZK	Bank OZK	Little Rock, AR
CBU	Community Bank System Inc.	De Witt, NY
CVBF	CVB Financial Corp.	Ontario, CA
EFSC	Enterprise Financial Services	Clayton, MO
FBK	FB Financial Corp.	Nashville, TN
FBNC	First Bancorp	Southern Pines, NC
FFIN	First Financial Bankshares	Abilene, TX
GBCI	Glacier Bancorp Inc.	Kalispell, MT
HTH	Hilltop Holdings Inc.	Dallas, TX
HOMB	Home BancShares Inc.	Conway, AR
HBNC	Horizon Bancorp Inc.	Michigan City, IN
IBTX	Independent Bk Group Inc.	McKinney, TX
LTXB	LegacyTexas Finl Group Inc	Plano, TX
PACW	PacWest Bancorp	Beverly Hills, CA
PNFP	Pinnacle Financial Partners	Nashville, TN
WAL	Western Alliance Bancorp	Phoenix, AZ

High Priced Peer Group

Selected Major Exchange Nationwide Banks with Total Assets $5 Billion - $30 Billion and Price/TBV > 220%

Ticker	Company Name	Location
BANF	BancFirst Corp.	Oklahoma City, OK
BOH	Bank of Hawaii Corp.	Honolulu, HI
CBSH	Commerce Bancshares Inc.	Kansas City, MO
CBU	Community Bank System Inc.	De Witt, NY
CVBF	CVB Financial Corp.	Ontario, CA
FFIN	First Financial Bankshares	Abilene, TX
FHB	First Hawaiian Inc.	Honolulu, HI
FIBK	First Interstate BancSystem	Billings, MT
GBCI	Glacier Bancorp Inc.	Kalispell, MT
INDB	Independent Bank Corp.	Rockland, MA
PB	Prosperity Bancshares Inc.	Houston, TX
TMP	Tompkins Financial Corporation	Ithaca, NY
UBSI	United Bankshares Inc.	Charleston, WV
WABC	Westamerica Bancorp.	San Rafael, CA

Southeast Peer Group

Selected Major Exchange Southeast Banks with Total Assets $5 Billion - $15 Billion

Ticker	Company Name	Location
AMTB	Amerant Bancorp Inc.	Coral Gables, FL
FBK	FB Financial Corp.	Nashville, TN
FBNC	First Bancorp	Southern Pines, NC
HOMB	Home BancShares Inc.	Conway, AR
RNST	Renasant Corp.	Tupelo, MS
SBCF	Seacoast Banking Corp. of FL	Stuart, FL
TOWN	TowneBank	Portsmouth, VA
TRMK	Trustmark Corp.	Jackson, MS
UCBI	United Community Banks Inc.	Blairsville, GA
WSBC	WesBanco Inc.	Wheeling, WV

Note: Financial data as of September 30, 2019
Source: S&P Global Market Intelligence

39